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                                                                    EXHIBIT 10.4
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The Company currently has change in control agreements in effect with the following officers: D. W. McGlaughlin, Thomas F. Chapman and Derek V. Smith. These agreements are substantially identical in all material respects except as to the parties thereto, dates of execution and other details, which are not material. A copy of such agreement in effect for the above named individuals is filed as an exhibit to Form 10-K, filed April 1, 1996, as amended on Form 10-K/A filed April 4, 1996, and hereby incorporated by reference.